                                                                    EXHIBIT 10.2



                           WAFER PRODUCTION AGREEMENT
                              (FOR OPTIONEES ONLY)

                                    BETWEEN


                       TAIWAN SEMICONDUCTOR MANUFACTURING

                                 COMPANY, LTD.

                                      AND


                        BENCHMARQ MICROELECTRONICS, INC.



                                 JULY 30, 1996

                               TABLE OF CONTENTS

1. DEFINITIONS..............................................................   3
2. PRODUCT DEVELOPMENT......................................................   4
3. SUPPLY...................................................................   5
4. ON-SITE INSPECTION AND VENDOR INFORMATION................................   6
5. DELIVERY.................................................................   7
6. ACCEPTANCE...............................................................   7
7. PRICE....................................................................   7
8. PROPRIETARY INFORMATION..................................................   8
9. WARRANTY.................................................................   9
10. INTELLECTUAL PROPERTY INDEMNITY.........................................  10
11. LIMITATION OF LIABILITY.................................................  11
12. EXPORT CONTROL..........................................................  11
13. TERM AND TERMINATION....................................................  12
14. FORCE MAJEURE...........................................................  12
15. NON-PUBLICITY...........................................................  12
16. ASSIGNMENT..............................................................  12
17. GOVERNING LAW AND ARBITRATION...........................................  13
18. NOTICE..................................................................  13
19. ENTIRE AGREEMENT........................................................  14
20. LIST OF EXHIBITS........................................................  16

                          WAFER PRODUCTION AGREEMENT

     THIS AGREEMENT is entered into, effective July 30, 1996 (the "Effective Date"), by and between Taiwan Semiconductor Manufacturing Co., Ltd., a company duly incorporated under the laws of the Republic of China, having its principal place of business at No. 121, Park Avenue III, Science Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. ("TSMC"), and Benchmarq Microelectronics, Inc. a company duly incorporated under the laws of Delaware having its principal place of business at 17919 Waterview Parkway, Dallas, Texas 75252 ("Customer").

RECITALS

Customer has designed and/or manufactures integrated circuits, and wishes to have a manufacturing source for certain of such integrated circuits.

TSMC is in the business of manufacturing such integrated circuits, and wishes to manufacture such integrated circuits for Customer.

Customer and TSMC have in place an Option Agreement dated May 31, 1996, outlining quantity commitments for both parties.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1.   DEFINITIONS

(a) "PROCESS" shall mean the process available at TSMC as set forth in Exhibit A, or such process or successor process as may be mutually acceptable. The Process shall be used to manufacture the Products defined below.

(b) "PRODUCTS" used in this Agreement shall mean those products designed by Customer and manufactured for Customer by TSMC under this Agreement, including wafers, devices and packaged devices, but does not include test wafers or risk start wafers as described in Section 2. The Products shall meet the Parametric and Electrical Specifications set forth in Exhibit B, and the Products in device form, upon Customer's request, may be packaged and marked in accordance with the requirements set forth in Exhibit B-1.

(c) "PROPRIETARY INFORMATION" shall mean mask data base data and also shall mean any other information that is controlled by a party and is identified as proprietary and confidential and that is disclosed by either party to the other under this Agreement. Written Proprietary Information shall be clearly marked or labeled "PROPRIETARY" or "CONFIDENTIAL" or other words of similar meaning. All oral disclosures of Proprietary Information shall be identified as such prior to disclosure except data disclosed orally prior to the date of this Agreement and confirmed, in writing, by the disclosing party within thirty (30) days of the later of (i) oral disclosure or (ii) the date hereof. In case of disagreement, the receiving party must make an objection thereto, in writing, within thirty (30) days of receipt.

2.  PRODUCT DEVELOPMENT

(a) The parties shall agree upon the Process for the manufacture of the Products, and upon the specifications according to which Customer shall conduct acceptance of the Products (the "Quality and Reliability Specifications"). The Quality and Reliability Specifications are shall be reduced into writing and attached hereto as Exhibit C. TSMC shall furnish the design rule and parametric information for the agreed upon Process, which information shall be described in Exhibit A.

(b) TSMC will make, or designate a mask vendor to make, the mask sets for the Products in accordance with the device database tapes provided by Customer, and in case that a mask vendor is used, TSMC will provide mask alignment and test structure databases to the mask vendor. TSMC shall be responsible for ensuring that the mask sets are manufactured in accordance with device database tapes provided by Customer and the mask alignment and test structure databases provided by TSMC. Customer shall bear all the costs and expenses of producing the mask sets necessary for the production of the Products under this Agreement. The mask sets, if not used for a specified period of time, will be handled as proprietary data and in accordance with TSMC idle mask policy then in effect.

(c) TSMC will provide Customer with such amount of test wafers as Customer may require for qualification, at the purchase prices specified in Section 7. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXX, following upon receipt of the test wafers, Customer shall inform TSMC in writing of whether or not such test wafers meet the Quality and Reliability Specifications, and if affirmative, full qualification will be deemed completed and TSMC will proceed to produce the Products pursuant to the purchase order or orders issued by Customer, if any, and accepted by TSMC under Section 3 below, if any. If no notification is received by TSMC during the time period specified in the preceding sentence, full qualification shall be deemed accomplished. In the event that the test wafers do not meet the Quality and Reliability Specifications, the parties will work together in good faith to achieve full qualification.

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

(d) Upon Customer's request, TSMC will provide additional test wafers or "risk starts" at the purchase prices specified in Section 7.


(e) Prior to the completion of full qualification, Customer may, by giving at least seven (7) days notice to TSMC, terminate the production of any test wafers or risk starts specified in Subsections 2(c) and 2(d), and TSMC will do so following the completion of the process steps at which such test wafers or risk starts reside at the time of receiving such notice. In such event, Customer shall pay TSMC for all the test wafers and/or risk starts so affected, and the prices for such test wafers and/or risk starts shall be the respective purchase prices specified in Section 7, equitably prorated based on the completed stage of production.

(f) The parties may agree to add processes from which the Customer may purchase wafers. Whereas, the procedures included herein in Section 2 and Subsections (a), (b), (c), (d) and (e) will be followed.

3.  SUPPLY

(a) Subject to the terms and conditions of this Agreement and the Option Agreement, TSMC agrees to manufacture and supply to Customer the test wafers and Products during the term of this Agreement. TSMC shall use its best efforts to deliver Products in quantities and timing consistent with the Customers purchase orders.

(b) TSMC agrees to use reasonable efforts to meet all the quantity requirements of Customer for the Products in excess of the binding quantity commitments of TSMC to Customer as described in the Option Agreement dated May 31, 1996.

(c) Customer shall place purchase orders or other release documents ("Purchase Orders") for such quantities of the Products as and when it requires. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXX. Such Purchase Orders constitute firm purchase obligations on the part of Customer and shall only be final subject to acceptance by TSMC. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. The terms of the Purchase Orders must be consistent with and limited to the terms and conditions of this Agreement.


(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

(d)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXX.



(e) It is anticipated that from time to time there may be instances where an accelerated lead and cycle time is required to serve the needs of Customer, and in such instances, TSMC shall, upon mutually agreed upon terms and conditions, use reasonable efforts to accelerate the schedule of production for the Products and/or increase the volume of the Products manufactured for Customer in order to meet such needs.

(f) If Customer notifies TSMC in writing that modifications to the Quality and Reliability Specifications are required, including modifications to mask tooling, process or testing, TSMC shall use its best effort to make such modifications within a reasonable period of time after Customer notification, provided that any adjustments in price, production, delivery schedule, and any other terms and conditions of this Agreement shall meet with TSMC's approval prior to the making of such modifications. It is understood that all costs to be incurred as a result of making such modifications (including retooling cost) shall be agreed upon in advance of the modifcations and shall be borne by Customer.

(g) Customer may, at any time, add or substitute similar Product types using the Processes agreed upon by the parties under Section 2, and TSMC shall use reasonable efforts to produce such similar Product types as requested. All the costs incurred as a result of such adding or substituting similar Product types shall be borne by Customer. The prices for such similar Product types shall be negotiated by the parties.

4.  ON-SITE INSPECTION AND VENDOR INFORMATION

(a) At a frequency of no more than once a year, Customer may send its representatives to inspect TSMC's production facilities involved in the manufacture of the Products during normal working hours, by giving a reasonable prior written notice to TSMC.

(b) Upon Customer's written request, TSMC will provide Customer with process control information as set forth in Exhibit A-1, XXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

5.  DELIVERY

(a) Unless otherwise agreed to between the parties, TSMC shall deliver the Products to Customer in accordance with the terms and conditions of the INCOTERMS 1990 - EXW (Ex Works TSMC's Hsin-Chu Factory) the outline of which is set forth in Exhibit E. Title to the Products and risk of loss shall pass to Customer upon delivery. TSMC shall package the Products for secure shipment according to good manufacturing practices with consideration of the method of shipment chosen. The date of the receipt issued by the carrier shall be conclusive proof of the date and fact of shipment of Products.

(b) Partial shipments are allowed, so long as full shipment of the appropriate quantities are made by the delivery dates specified in the respective Purchase Orders. Such partial shipments may be invoiced individually or in combination with all the other partial shipments made under the same Purchase Order.

(c) Any delivery or shipment made within fifteen (15) days before or after the delivery date(s) specified in the Purchase Orders shall constitute timely delivery or shipment.

6.  ACCEPTANCE

(a) Customer shall accept all conforming tenders of the Products delivered under this Agreement, and shall notify TSMC in writing, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, as to either acceptance or rejection thereof. If no notification indicating rejection is received by TSMC within the above time period, then such Products shall be deemed accepted.

(b) Customer may inspect the Products and carry out testing, prior to acceptance thereof, at its own facilities. The inspection and testing shall be performed pursuant to the methods set forth in Exhibit D.

7.  PRICE

(a)  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXX. The Product Prices are in U.S. currency and net of any and all taxes and duties, including but not limited to customs duties, sales tax, value added tax, use tax, and excise tax. Customer shall pay all applicable U.S.

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

     taxes (including one or more of the above taxes, but excluding all taxes based on TSMC's income) in addition to the Product Prices quoted in Exhibit F.

(b) Unless otherwise agreed upon by the parties, payment terms shall be net due thirty (30) days after the date of TSMC's invoice. Any payment made under this Agreement shall be in U.S. dollars subject, to the extent applicable, to the conditions of Subsection 5(a) of the Option Agreement dated May
     31, 1996.

(c) The Product Prices quoted are based upon the New Taiwan Dollar/U.S. Dollar exchange rate in effect at the time of execution of this Agreement, and will be subject to, at the time of shipment, an adjustment due to changes in the exchange rate between New Taiwan Dollars and U.S. Dollars XXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXX.

8.  PROPRIETARY INFORMATION

(a) Both parties agree to maintain Proprietary Information of the other party in strict confidence, not to make use thereof other than for the performance of this Agreement, to release it only to employees who have a reasonable need to know the same and who have agreed to comparable restrictions on use and disclosure, and not to release or disclose it to any third parties without the prior written consent of the disclosing party. The obligations set forth in this Subsection shall not apply to any information that: (i) is now or hereafter in the public domain or otherwise becomes available to the public other than by breach of this Agreement by the receiving party; (ii) is rightfully in the receiving party's possession prior to receipt from the disclosing party; (iii) is rightfully received by the receiving party from a third party; (iv) is independently developed by the receiving party; and (v) is authorized by the disclosing party to be released or disclosed. The obligations of non-disclosure set forth in this Subsection shall not apply to information that is required to be disclosed in accordance with applicable law.

(b) All Proprietary Information of the disclosing party and any copies thereof shall remain the property of the disclosing party, and no license or other right is granted or implied hereby. The receiving party shall, upon the disclosing party's request, return the original and all copies of tangible Proprietary Information of the disclosing party. Any mask sets generated by TSMC from Customer's database tapes shall be the property of Customer, and will be returned to Customer upon request. TSMC shall have any and all the rights to and interests in any modifications or improvements of the Process during the course of performance of this Agreement.

(c) The obligation under this Section shall survive the termination or expiration of this Agreement, and shall be effective for a period of five
     (5) years from the date of disclosure.

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

9.   WARRANTY

 (a) TSMC warrants that the Products delivered hereunder shall meet the Quality and Reliability Specifications as set forth in Exhibit C-1 and shall be free from defects in material and workmanship under normal use for a period of one (1) year from the date of shipment. If, during the one (1) year period: (i) TSMC is notified promptly in writing upon discovery of any defect in the Products, including a detailed description of the alleged defect; (ii) such Products are returned to TSMC, F.O.B. TSMC Hsin-Chu (INCOTERMS 1990) as set forth in Exhibit E; and (iii) TSMC's examination of such Products reveals that such Products are indeed defective and not caused by accident, abuse, misuse, neglect, improper installation, device packaging or shipping packageing, repair or alteration by someone other than TSMC, or improper testing or use contrary to any instructions given by TSMC, then TSMC shall, at its option, either repair, if applicable, replace, or credit Customer for such defective Products XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXX. TSMC shall return any Products repaired or replaced under this warranty to Customer transportation prepaid, and shall reimburse Customer for the transportation charges paid by Customer for returning such defective Products to TSMC. The performance of this warranty shall not act to extend the one (1) year warranty period for any Products repaired or replaced beyond that period applicable to such Products as originally delivered.

 (b) The foregoing constitutes TSMC's exclusive liability, and Customer exclusive remedy for any breach of warranty under this Agreement, including any non-conformity of the Products with the Quality and Reliability Specifications, and any defects in material or workmanship of the Products. The warranty set forth in this Section 9 is the only warranty that applies to the Products manufactured by TSMC hereunder. No warranty claims may be made to TSMC for the Products, except by Customer in accordance with the terms of this Agreement.

     THE FOREGOING WARRANTY SHALL BE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER
     WARRANTIES: EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

 (c) Notwithstanding the provisions of Subsection 9(a) above, prior to any return of allegedly defective Products by Customer pursuant to Subsection 9(a) Customer shall first afford TSMC the opportunity upon TSMC's request, to inspect the allegedly defective Products at Customer's facilities, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. If TSMC thereby determines that the allegedly defective Products are defective or non-conforming with the Quality and Reliability

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

     Specifications, or that such alleged defects are caused by defects in material or workmanship of TSMC, then Customer shall be entitled to repair, replacement or credit under this Subsection.

10.  INTELLECTUAL PROPERTY INDEMNITY

 (a) Subject to Subsection 10(b) below, TSMC shall, at its expense and at Customer request, defend any claim or suit brought against Customer, solely to the extent that it is based solely on a Process provided by TSMC pursuant to this Agreement that infringes any patent, copyright, trade secret or other proprietary rights of a third party within a list of claims, and TSMC shall indemnify and hold Customer harmless from and against any costs, damages and fees reasonably incurred by Customer, including but not limited to, attorney's fees that are attributable to such claim or suit related to that Process, provided that: (i) Customer gives TSMC reasonably prompt notice in writing of any such claim or suit, and permits TSMC, through counsel of its choice and reasonably acceptable to Customer, to answer the charge of infringement and defend such claim or suit; (ii) Customer provides TSMC information, assistance and authority, at TSMC's expense, to enable TSMC to defend such suit or claim; and (iii) TSMC shall not be responsible for any settlement made by Customer without TSMC written permission.

 (b) TSMC shall have no liability under this Agreement for any claim or suit where infringement arises solely out of TSMC's compliance with or implementation of any of Customer's instructions, specifications, designs or requirements (including those relating to the Process) hereunder, and Customer shall defend such claim or suit and indemnify and hold TSMC harmless from and against any costs, damages and fees reasonably incurred by TSMC in connection with such claim or suit, including but not limited to, attorneys' fees that are attributable to such claims or suit, provided that: (i) TSMC gives Customer reasonably prompt notice in writing of any such claim or suit, and permits Customer, through counsel of its choice and reasonably acceptable to TSMC, to answer the charge of infringement and defend such claims or suit; (ii) TSMC provides Customer information, assistance and authority at Customer's expense, to enable Customer to defend such claim or suit; and (iii) Customer shall not be responsible for any settlement made by TSMC without Customer's written permission.

 (c) If the court or a settlement enjoins the use of the Process by TSMC or, if, in TSMC's opinion, the Process or Products are likely to become the subject of a claim of infringement, TSMC shall, at its option, modify such Process so that it becomes non-infringing, substitute a substantially equivalent non-infringing process, obtain the right to continue using the Process under this Agreement, or subject to Subsection 5(a) of the Option Agreement dated May 31, 1996, decline to furnish or to continue to furnish the Products under this Agreement. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XX.

 (d) The foregoing states the entire liability and exclusive remedies of TSMC and Customer for infringement by the Products, the Process and the production of the Products furnished hereunder.

11.  LIMITATION OF LIABILITY

     In no event shall either party be liable for any punitive, exemplary, indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with such party's performance or failure to perform under this Agreement, or resulting, from, arising out of or in connection with TSMC producing, supplying, and/or sale of the Products or any part thereof, whether due to a breach of contract, breach of warranty, tort, or negligence of either party, or otherwise. The foregoing limitation on liability will not be applicable to claims asserted by third parties which fall within the scope of Section 10 of this Agreement.

12.  EXPORT CONTROL

     TSMC and Customer are subject to national export control regulations of the Republic of China and the Export Administration Regulations of the United States of America. TSMC and Customer will take all appropriate measures not to violate these regulations and will indemnify the other party against and hold keep the other party fully harmless from all damages arising out of or in connection with any violation. Within reason and upon TSMC's request, Customer shall execute any and all documents provided by TSMC to facilitate the shipment of the Products in compliance with the export control regulations.

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

13.  TERM AND TERMINATION

 (a) The term of this Agreement shall commence from the Effective Date, and continue until December 31, 2000.

 (b) This Agreement may be terminated by either party if the other party: (i) breaches any material provision of this Agreement and does not cure or remedy such breach within sixty (60) days of notice of breach; (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors if such petition or proceeding is not dismissed with prejudice within ninety (90) days after filing. If Customer is the breaching party under this provision, then TSMC shall be entitled to stop or suspend the production of the Products upon giving notice to Customer, and to the payment of the Product Prices for all finished Products and work-in-process (partially finished Products) which are identifiable to this Agreement, without prejudice to damages that may be claimed by TSMC under applicable law.

 (c) In addition to Section 8 above, the provisions under Sections 9, 10, 12 and 15 shall survive the termination or expiration of this Agreement.

14.  FORCE MAJEURE

     Neither party shall be held liable for any delay or failure to perform under this Agreement if such delay or failure iscaused by unforeseen circumstances due to causes beyond its control, including, but not limited to: acts of God, war, riot, embargoes, labor stoppages, acts of civil and military authorities, fire, floods, earthquakes or accidents.

15.  NON-PUBLICITY

     Except to the extent required by applicable law, neither publicity nor information regarding the existence or contents of this Agreement shall be given or released by either party without the prior written consent of the other party.

16.  ASSIGNMENT

     Neither party shall delegate any obligations under this Agreement nor assign this Agreement or any interest or rights hereunder without the prior written consent of the other, except that TSMC shall be free to choose the mask vendor to make mask sets, and/or to subcontract the packaging of the Products.

17.  GOVERNING LAW AND ARBITRATION

 (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

 (b) Each party will make best efforts to resolve amicably any disputes or claims under this Agreement among the parties. In the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled pursuant to the arbitration procedure in Section 13 of the Option Agreement between the two parties.

18.  NOTICE

     All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

          To TSMC:

          Taiwan Semiconductor Manufacturing Company, Ltd.
          No. 121, Park Avenue 3
          Science Based Industrial Park
          Hsin-Chu, Taiwan
          Republic of China              FAX:  886-35-781545

          To Customer:

          Benchmarq Micrelectronics, Inc.
          17919 Waterview Parkway
          Dallas, TX 75252               FAX:  (214) 437-9198

19.  ENTIRE AGREEMENT

     In case of any conflict between this Agreement and the Option Agreement dated May 31, 1996, the Option Agreement shall govern. This Agreement and attached Exhibits and the Option Agreement dated May 31, 1996, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings, and negotiations, oral or written, regarding the subject matter. Any terms and conditions listed in the Purchase Orders placed by Customer under this Agreement, except quantities ordered, shipment dates and delivery dates shall not constitute part of this Agreement, nor affect or revise the terms and conditions of this Agreement, even in cases such Purchase Orders are signed and returned by TSMC, unless both parties expressly agree in writing to include any such terms or conditions in the Agreement. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach or a waiver of future enforcement of that or any other provision.


          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed in duplicate on their behalf by their duly authorized officers and representatives on the date given above.



     Taiwan Semiconductor
     Manufacturing Company, Ltd.


     /s/ Don Brooks
     -------------------------------------
     Signature

     _____________________________________
     Don Brooks

     _____________________________________
     President

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed in duplicate on their behalf by their duly authorized officers and representatives on the date given above.



     Benchmarq Microelectronics, Inc.


     /s/ Derrell Coker
     -------------------------------------
     Signature

     _____________________________________
     Derrell Coker

     _____________________________________
     President

20.  LIST OF EXHIBITS



EXHIBIT        A    PROCESS DESIGN RULE & PARAMETRIC
                    INFORMATION

               A-1  PROCESS CONTROL INFORMATION

               B    PARAMETRIC AND ELECTRICAL SPECIFICATIONS

               B-1  PACKAGE SPECIFICATION

               C    QUALIFICATION PLAN

               C-1  QUALITY AND RELIABILITY SPECIFICATIONS

               D    INSPECTION AND ACCEPTANCE TESTING
                    METHODS

               E    INCOTERMS

               F    PRICE QUOTE

                                  EXHIBIT A-1
                          PROCESS CONTROL INFORMATION



               1.  XXXXXXXXXXXXXXXXX

               2.  XXXXXXXX

               3.  XXXXXXXXXXXX

               4.  XXXXXXXXXXXXXXXXXXXXXXXXXX

               5.  XXXXXXXXXXXXXXXXXXXXXXXXXXXX

               6.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               7.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               8.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               9.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


(X - "Portions of subject exhibit have ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT B
                     PARAMETRIC & ELECTRICAL SPECIFICATIONS

("Portions of subject exhibit have ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                  EXHIBIT B-1
                             PACKAGE SPECIFICATION

("Portions of subject exhibit have ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT C
                              QUALIFICATION PLAN


1. Wafers/process must pass all TSMC's documented electrical test parameters and physical dimension specifications.

2. Wafers/process must pass TSMC electromigration, oxide pinhole, hot electron, VT stability, metal integrity and metal step coverage tests.

3. Wafers/process must meet TSMC's documented design rule and device modeling specifications.

4. Wafers and packaged unties will be submitted by Benchmarq for industry standard environmental and reliability testing (such as High-Temperature Operating Life, Temperature Cycling, THB, Autoclave, etc.). TSMC will be notified of any wafer level problems that are detected and will implement any necessary corrective action.

5. TSMC must provide periodic reliability and Statistical Process Control data to Benchmarq on a regular basis.

6. Notices of any major changes to process or materials must be submitted to Benchmarq in writing for their approval prior to the change being implemented.

                                  EXHIBIT C-1
                    QUALITY AND RELIABILITY SPECIFICATIONS


SPECIFICATION NAME                        SPECIFICATION NUMBER
------------------                        --------------------

XXXXXXXXXXXXXXXXXXXXXXXXXXXX              XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXX                                 XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXX                        XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXX                     XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXX                                XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXX                    XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXX                        XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX                XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXX                                 XXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXX                                 XXXXXXXXXXXX

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT D
                   INSPECTION AND ACCEPTANCE TESTING METHODS



The following specifications describe the requirements and the minimum conformance standard for TSMC manufactured products. The specifications listed below apply to all products manufactured by TSMC.


1.   TSMC Document XXXXXXXXXXXX Outgoing QA
     Procedure

2.   TSMC PCM data

3.   TSMC functional test data (if applicable)


The above specifications identify the electrical criteria, minimum yield criteria, visual criteria, and structural and mechanical standards that all TSMC manufactured Products are required to meet.

(X- "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")

                                   EXHIBIT E
                                   INCOTERMS



Outline of Incoterms 1990


Chapter                                           Contents
-------                                           --------
EXW ............................................. Ex Works

FCA ............................................. Free Carrier

FAS ............................................. Free Alongside Ship

FOB ............................................. Free On Board

CAR ............................................. Cost and Freight

CIF ............................................. Cost, Insurance and Freight

CPT ............................................. Carriage Paid To

CIP ............................................. Carriage and Insurance Paid To

DAF ............................................. Delivered at Frontier

DES ............................................. Delivered Es Ship

DEQ ............................................. Delivered Ex Quay (Duty Paid)

DDU ............................................. Delivered Duty Unpaid

DDP ............................................. Delivered Duty Paid

July 25, 1996                      EXHIBIT F
                                   QUOTE

XXXXXXXXXXXXXXXXX
Benchmarq Microelectronics
Fax No. 214/437-9198


XXXXXXXXXXXXXXXX,

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.
XXXXXXXXXXXXXXXXXXXXXXX.

1. Price Quotation:

   ------------------------------------------------------
   XXXXXXXXXX                 XXXXXXXXXXXXXX
   ------------------------------------------------------
                       XXXXXXXXXXX     XXXXXXXXXXXXX
                      XXXX     XXXX   XXXX       XXXX

   XXXXXXXX           $XXX     $XXX   $XXX       $XXX

   XXXXXXXX           $XXX     $XXX   $XXX       $XXX

   XXXXXXXX           $XXX     $XXX   $XXX       $XXX

   XXXXXXXX           $XXX     $XXX   $XXX       $XXX
   XXXXXXXX           $XXX     $XXX   $XXX       $XXX
   ------------------------------------------------------

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

If you have any questions, please feel free to contactXXXXXXXXXXXXXXXXXXXXXXXXX.





Sincerely,



XXXXXXXXXX
XXXXXXXXXXXXXX,
North American Business
TSMC, USA

XXXXXXXXX

CC:  XXXXXXXXXXXXXXX     XXXXXXXXXXXXXXXX    XXXXXXXXXXXXXX
     XXXXXXXXXXXXX       XXXXXXXXXXXX      XXXXXXXXXXXXXX

(X - "Portions of the subject exhibit have been ommitted and filed separately with the Commission pursuant to a request for Confidential Treatment.")